EXHIBIT 10.1

               Amendment Number Four dated as of October 30, 1999
              between the Company and Foothill Capital Corporation.

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                  AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is entered into as of December 10, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), in light of the following:

      A. Borrower and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of July 31, 1997 (as amended, the "Agreement").

      B. Borrower and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Borrower and Foothill hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2. AMENDMENT.

            (a) The table set forth in Section 6.13 (c) of the Agreement is hereby amended by deleting the $20,000,000 Working Capital amount set forth for the fiscal quarter ending on or about October 31, 1999 and replacing that amount with $14,000,000.

            (b) The table set forth in Section 7.10 of the Agreement is hereby amended by deleting the $55,000,000 Maximum Capital Expenditure amount set forth for the fiscal year ending on or about January 31, 2000 and replacing that amount with $60,000,000.

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

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      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of:

            (c) an executed copy of this Amendment; and

            (d) an amendment fee in the amount of $10,000, which fee will be credited by Foothill against any amendment fee to be charged by Foothill in connection with the next amendment of the Agreement, if any is hereafter agreed to, that deals with an extension of the term of the Agreement or an increase in the Maximum Amount.

      6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Upon the execution of counterparts of this Amendment by each of the parties hereto, the Amendment shall be effective as of October 30, 1999.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation

                                       By:       /s/ Todd W. Colpitts
                                          --------------------------------------
                                       Title:        Vice President
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                                       THE CHILDREN'S PLACE RETAIL STORES, INC.,
                                       a Delaware corporation

                                       By:       /s/ Seth Udasin
                                          --------------------------------------
                                       Title:      Vice President & CFO
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